UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-5270

The Dreyfus/Laurel Funds, Inc. – Dreyfus Premier Core Equity Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	8/31

Date of reporting period:	8/31/04

The following N-CSR relates only to Dreyfus Premier Core Equity Fund, a series of the Registrant, and does not effect the following other series of the Registrant:

Dreyfus Bond Market Index Fund
Dreyfus Premier Midcap Stock Fund
Dreyfus Disciplined Stock Fund
Dreyfus Premier Large Company Stock Fund
Dreyfus Institutional Government Money Market Fund
Dreyfus Institutional Prime Money Market Fund
Dreyfus Institutional U.S. Treasury Money Market Fund
Dreyfus Money Market Reserves
Dreyfus Municipal Reserves
Dreyfus Premier Tax Managed Growth Fund
Dreyfus BASIC S&P 500 Stock Index Fund
Dreyfus U.S. Treasury Reserves
Dreyfus Premier Balanced Fund
Dreyfus Premier Limited Term Income Fund
Dreyfus Premier Small Cap Value Fund

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus Premier Core Equity Fund

ANNUAL REPORT August 31, 2004

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund's Expenses
8	Comparing Your Fund's Expenses
With Those of Other Funds
9	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
21	Notes to Financial Statements
29	Report of Independent Registered
Public Accounting Firm
30	Important Tax Information
31	Board Members Information
33	Officers of the Fund
FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Premier Core Equity Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier Core Equity Fund covers the 12-month period from September 1, 2003, through August 31, 2004. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Fayez Sarofim, of Fayez Sarofim & Co., the fund's sub-investment adviser.

Although strong performance during the closing months of 2003 contributed to generally attractive returns from equities for the reporting period overall, stock prices have declined modestly so far in 2004. Investors apparently have revised their expectations of economic growth downward in response to the ongoing situation in Iraq, higher energy prices and rising interest rates. Nonetheless, business conditions appear to remain relatively strong in a variety of industries, with many companies reporting strong earnings growth.

Toward the end of the reporting period, the Federal Reserve Board twice raised short-term rates in what many analysts believe is the beginning of a series of increases. For many investors, the move to a less accommodative monetary policy marks the beginning of a new phase in the economic cycle.At times such as these, when market conditions are in a period of transition, we believe it is especially important for you to stay in close contact with your financial advisor, who can help you position your portfolio in a way that is designed to respond to the challenges and opportunities of today's changing investment environment.

Thank you for your continued confidence and support.

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation September 15, 2004

DISCUSSION OF FUND PERFORMANCE

Fayez Sarofim, Portfolio Manager Fayez Sarofim & Co., Sub-Investment Adviser

How did Dreyfus Premier Core Equity Fund perform relative to its benchmark?

For the 12-month period ended August 31, 2004, the fund produced total returns of 8.67% for Class A shares, 7.81% for Class B shares, 7.88% for Class C shares, 9.13% for Class R shares and 8.39% for Class T shares.1 For the same period, the fund's benchmark, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), produced an 11.45% total return.2

Despite ongoing geopolitical instability and changing economic conditions, the S&P 500 Index gained value during the reporting period. The fund's returns underperformed its benchmark, primarily due to investors' preference early in the reporting period for smaller, more speculative investments over the high-quality, blue-chip companies on which the fund focuses.

What is the fund's investment approach?

The fund seeks long-term capital appreciation.To pursue its goal, the fund normally invests at least 80% of its assets in common stocks of U.S. and foreign companies with market capitalizations exceeding $5 billion at the time of purchase, including multinational companies.

We employ a fundamental investment approach in which we evaluate investment opportunities one company at a time in order to identify large, established growth companies that we believe are well-positioned to weather difficult economic climates and thrive during favorable times. Such companies typically are selected for what we consider to be sustained patterns of profitability, strong balance sheets, talented management teams, expanding global presence and above-average growth potential.

Our investment strategy is also based on purchasing growth at a price we consider to be justified by a company's fundamentals. Central to

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

our investment approach is a buy-and-hold strategy, which is based on remaining fully invested and on targeting long-term growth over a three- to five-year time frame, rather than seeking short-term profits.

What other factors influenced the fund's performance?

Stocks rallied during the final months of 2003 as investors looked forward to stronger economic growth and rising corporate earnings.While large, well-established leaders participated in the market's gains to a degree,they did not gain as much value as smaller, more speculative companies.As a result, the fund lagged its benchmark for the reporting period overall.

On average, stocks remained in a relatively narrow price range during the first eight months of 2004, despite fundamental economic changes. Perhaps most significant, the second half of the reporting period saw the re-emergence of long-dormant inflationary pressures, as evidenced by a stronger U.S. labor market, surging energy prices and higher prices for basic materials. In response, the Federal Reserve Board twice raised short-term interest rates, increasing the federal funds rate to 1.5% .These generally adverse factors largely offset other, more positive market influences, including higher corporate earnings and better performance among large-capitalization stocks.

As oil and gas prices rose, so did the stocks of major integrated oil companies, such as Exxon Mobil, British Petroleum, the Royal Dutch Shell Group of Companies, Chevron Texaco and ConocoPhillips. In the consumer discretionary area, fast food giant McDonald's continued to benefit from healthier menus and more efficient store operations, and retailer Target benefited from the sale of its department store division and its Mervyn's division. Diversified publisher The McGraw-Hill Cos. saw its stock price rise in the wake of strong results from its Standard & Poor's subsidiary. In the health care sector, large pharmaceutical companies, including Pfizer and Johnson & Johnson, began to recover from earlier weakness as investors responded favorably to their low valuations and healthy dividends.

The financial services sector produced less positive results. Diversified conglomerate Citigroup was hurt by its settlement of litigation regarding its role as advisor to former telecommunications giant

WorldCom. Marsh & McClennan saw its shares fall when it became subject of an investigation into its insurance division, and brokerage leader Merrill Lynch struggled with lackluster retail brokerage and investment banking activity. Other detractors from the fund's performance included semiconductor manufacturer Intel, which fell short of meeting investors' growth expectations, and Wal-Mart Stores, which encountered problems related to employee litigation.

We made relatively few changes to the fund during the reporting period. We added integrated oil company ConocoPhillips,and we eliminated the fund's positions in Bell South, SBC Communications and Verizon.The "baby bells" have encountered heightened competitive pressures, which we were concerned might hurt their earnings and dividend growth.We also sold the fund's holdings of Ford Motor Company, which has suffered from competition-related issues, and Honeywell, which was part of a strategic decision to pare back the fund's industrial exposure.

What is the fund's current strategy?

We continue to favor well-established companies that have a proven track record of success, including the ability to raise dividends over time. In our judgment, positive long-term trends such as higher productivity, greater global economic integration, stronger world trade and low inflation are likely to drive earnings of such companies higher, more than offsetting any potential drag from less positive, near-term economic or political influences.

September 15, 2004

[1] Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charges in the case of Class A and Class T shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and
Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor's 500 Composite Stock Price Index is
a widely accepted, unmanaged index of U.S. stock market performance.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A shares of Dreyfus Premier Core Equity Fund on
9/30/98 (inception date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index
(the "Index") on that date. Performance for Class B, Class C, Class R and Class T shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.All dividends and capital gain distributions are reinvested.
The fund's performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all applicable fees and expenses.The Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 8/31/04

	Inception			From
	Date	1 Year	5 Years	Inception

Class A shares
with maximum sales charge (5.75%)	9/30/98	2.41%	(2.93)%	1.30%
without sales charge	9/30/98	8.67%	(1.78)%	2.32%
Class B shares
with applicable redemption charge †	4/15/02	3.81%	—	(3.63)%
without redemption	4/15/02	7.81%	—	(2.39)%
Class C shares
with applicable redemption charge ††	4/15/02	6.88%	—	(2.37)%
without redemption	4/15/02	7.88%	—	(2.37)%
Class R shares	4/15/02	9.13%	—	(1.35)%
Class T shares
with applicable sales charge (4.5%)	4/15/02	3.47%	—	(3.79)%
without sales charge	4/15/02	8.39%	—	(1.91)%

Past performance is not predictive of future performance.The fund's performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND'S EXPENSES

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Core Equity Fund from March 1, 2004 to August 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2004
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 6.67	$ 10.35	$ 10.35	$ 5.43	$ 7.89
Ending value (after expenses)	$964.70	$960.20	$960.90	$965.40	$962.50

COMPARING YOUR FUND'S EXPENSES WITH THOSE OF OTHER FUNDS

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2004
	Class A	Class B	Class C	Class R	Class T

Expenses paid per $1,000 †	$ 6.85	$ 10.63	$ 10.63	$ 5.58	$ 8.11
Ending value (after expenses)	$1,018.35	$1,014.58	$1,014.58	$1,019.61	$1,017.09

† Expenses are equal to the the fund's annualized expense ratio of 1.35% for Class A, 2.10% for Class B, 2.10%
for Class C, 1.10% for Class R and 1.60% for Class T, , multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS August 31, 2004
Common Stocks—98.8%	Shares	Value ($)

Banking—7.4%
Bank of America	130,000	5,847,400
Federal Home Loan Mortgage	38,000	2,550,560
Federal National Mortgage Association	75,000	5,583,750
SunTrust Banks	45,000	3,064,500
		17,046,210
Capital Goods—6.2%
Emerson Electric	60,000	3,735,000
General Electric	320,000	10,492,800
		14,227,800
Diversified Financials—9.3%
American Express	100,000	5,002,000
Citigroup	200,233	9,326,852
J.P. Morgan Chase & Co.	100,000	3,958,000
Merrill Lynch	60,000	3,064,200
		21,351,052
Energy—14.0%
BP, ADR	125,000	6,712,500
ChevronTexaco	58,000	5,655,000
ConocoPhillips	35,000	2,605,050
Exxon Mobil	310,160	14,298,376
Royal Dutch Petroleum, ADR	58,000	2,940,020
		32,210,946
Food, Beverage & Tobacco—15.9%
Altria Group	220,000	10,769,000
Anheuser-Busch Cos.	90,000	4,752,000
Coca-Cola	190,000	8,494,900
Kraft Foods	75,000	2,346,000
Nestle, ADR	70,050	4,157,030
PepsiCo	120,000	6,000,000
		36,518,930
Food & Staples Retailing—5.9%
Wal-Mart Stores	135,000	7,110,450
Walgreen	175,000	6,378,750
		13,489,200

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)

Healthcare Equipment & Services—.3%
Hospira	10,000	[a]	277,000
Medco Health Solutions	12,060	[a]	376,634
			653,634
Hotels Restaurants & Leisure—.5%
McDonald's	40,000		1,080,800
Household & Personal Products—6.1%
Colgate-Palmolive	50,000		2,700,000
Estee Lauder Cos, Cl. A	40,000		1,758,000
Procter & Gamble	170,000		9,514,900
			13,972,900
Insurance—6.5%
American International Group	72,580		5,170,599
Berkshire Hathaway, Cl. A	55	[a]	4,785,000
Berkshire Hathaway, Cl. B	6	[a]	17,364
Marsh & McLennan Cos.	110,000		4,915,900
			14,888,863
Media—2.5%
Fox Entertainment Group, Cl. A	5,000	[a]	135,700
McGraw-Hill Cos.	60,000		4,543,800
Time Warner	22,500	[a]	367,875
Viacom, Cl. B	20,000		666,200
			5,713,575
Pharmaceuticals & Biotechnology—13.4%
Abbott Laboratories	100,000		4,169,000
Johnson & Johnson	130,000		7,553,000
Lilly (Eli) & Co.	70,000		4,441,500
Merck & Co.	100,000		4,497,000
Pfizer	310,350		10,139,135
			30,799,635
Retailing—.9%
Target	45,000		2,006,100
Semiconductors & Semiconductor Equipment—3.9%
Intel	425,000		9,048,250
Software & Services—3.6%
Microsoft	300,000		8,190,000
Technology Hardware & Equipment—1.3%
International Business Machines	35,000		2,964,150

Common Stocks (continued)	Shares	Value ($)

Transportation—1.1%
United Parcel Service, Cl. B	35,000	2,556,750
Total Common Stocks
(cost $210,483,882)		226,718,795

Preferred Stocks—1.3%

Publishing;
News Corp, ADR, Cum., $.4306
(cost $2,965,745)	100,000 [b]	2,975,000

Investment of Cash Collateral
for Securities Loaned—1.3%

Registered Investment Company,
Dreyfus Institutional Cash Advantage Plus Fund
(cost $3,100,000)	3,100,000 [c]	3,100,000

Total Investments (cost $216,549,627)	101.4%	232,793,795
Liabilities, Less Cash and Receivables	(1.4%)	(3,290,868)
Net Assets	100.0%	229,502,927

ADR—American Depository Receipts
[a] Non-income producing.
[b] All of this security is on loan.At August 31, 2004, the total market value of the fund's security on loan is
$2,975,000 and the total market value of the collateral held by the fund is $3,100,000.
[c] Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Food, Beverage & tobacco	15.9	Capital Goods	6.2
Energy	14.0	Household & Personal Products	6.1
Pharmaceuticals & Biotechnology	13.4	Food & Staples Retailing	5.9
Diversified Financials	9.3	Other	16.7
Banking	7.4
Insurance	6.5		101.4

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES August 31, 2004
	Cost	Value

Assets ($):
Investments in securities—See Statement of
Investments (including securities on loan,
valued at $2,975,000)—Note 1(b):
Unaffiliated issuers	213,449,627	229,693,795
Affiliated issuers	3,100,000	3,100,000
Receivable for investment securities sold		860,890
Dividends and interest receivable		529,782
Receivable for shares of Capital Stock subscribed		313,079
		234,497,546

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		338,766
Cash overdraft due to Custodian		261,392
Liability for securities on loan—Note 1(b)		3,100,000
Bank loan payable—Note 4		950,000
Payable for shares of Capital Stock redeemed		344,206
Interest payable		255
		4,994,619

Net Assets ($)		229,502,927

Composition of Net Assets ($):
Paid-in capital		217,957,693
Accumulated undistributed investment income—net		411,515
Accumulated net realized gain (loss) on investments		(5,110,449)
Accumulated net unrealized appreciation
(depreciation) on investments		16,244,168

Net Assets ($)		229,502,927

Net Asset Value Per Share
	Class A	Class B	Class C	Class R	Class T

Net Assets ($)	102,517,632	50,172,300	73,690,009	595,593	2,527,393
Shares Outstanding	7,350,873	3,645,218	5,356,258	42,622	182,307

Net Asset Value
Per Share ($)	13.95	13.76	13.76	13.97	13.86

See notes to financial statements.

STATEMENT OF OPERATIONS Year Ended August 31, 2004
Investment Income ($):
Income:
Cash dividends (net of $63,904 foreign taxes withheld at source):
Unaffiliated issuers	4,543,218
Affiliated issuers	65,350
Income from securities lending	8,780
Total Income	4,617,348
Expenses:
Management fee—Note 2(a)	2,448,091
Distribution and service fees—Note 2(b)	1,443,402
Loan commitment fees—Note 4	1,784
Interest expense—Note 4	653
Total Expenses	3,893,930
Investment Income—Net	723,418

Realized and Unrealized Gain (Loss) on Investments—Note 3 ($):
Net realized gain (loss) on investments	(2,568,465)
Net unrealized appreciation (depreciation) on investments	17,607,441
Net Realized and Unrealized Gain (Loss) on Investments	15,038,976
Net Increase in Net Assets Resulting from Operations	15,762,394

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended August 31,

	2004	2003

Operations ($):
Investment income—net	723,418	460,877
Net realized gain (loss) on investments	(2,568,465)	(138,012)
Net unrealized appreciation
(depreciation) on investments	17,607,441	4,887,852
Net Increase (Decrease) in Net Assets
Resulting from Operations	15,762,394	5,210,717

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(569,620)	(153,177)
Class B shares	(25,221)	(46,169)
Class C shares	(74,737)	(48,391)
Class R shares	(7)	(5)
Class T shares	(5,281)	(1,708)
Total Dividends	(674,866)	(249,450)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A shares	34,884,950	50,842,682
Class B shares	16,089,291	33,403,006
Class C shares	31,128,618	45,562,692
Class R shares	602,363	—
Class T shares	1,584,563	708,298
Dividends reinvested:
Class A shares	413,241	123,468
Class B shares	17,711	30,610
Class C shares	38,940	26,602
Class R shares	7	5
Class T shares	5,243	1,680
Cost of shares redeemed:
Class A shares	(28,926,203)	(11,689,180)
Class B shares	(8,483,677)	(3,599,845)
Class C shares	(14,407,606)	(3,583,011)
Class R shares	(294)	—
Class T shares	(212,617)	(126,422)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	32,734,530	111,700,585
Total Increase (Decrease) in Net Assets	47,822,058	116,661,852

Net Assets ($):
Beginning of Period	181,680,869	65,019,017
End of Period	229,502,927	181,680,869
Undistributed investment income—net	411,515	362,963

		Year Ended August 31,

	2004	2003

Capital Share Transactions:
Class A [a]
Shares sold	2,526,955	4,125,234
Shares issued for dividends reinvested	30,363	9,933
Shares redeemed	(2,082,496)	(954,909)
Net Increase (Decrease) in Shares Outstanding	474,822	3,180,258

Class B [a]
Shares sold	1,183,140	2,727,316
Shares issued for dividends reinvested	1,311	2,477
Shares redeemed	(616,344)	(297,541)
Net Increase (Decrease) in Shares Outstanding	568,107	2,432,252

Class C
Shares sold	2,276,602	3,703,608
Shares issued for dividends reinvested	2,884	2,152
Shares redeemed	(1,043,403)	(294,199)
Net Increase (Decrease) in Shares Outstanding	1,236,083	3,411,561

Class R
Shares sold	42,570	—
Shares issued for dividends reinvested	1.381
Shares redeemed	(18)	—
Net Increase (Decrease) in Shares Outstanding	42,553.381

Class T
Shares sold	117,072	59,116
Shares issued for dividends reinvested	387	135
Shares redeemed	(15,440)	(10,488)
Net Increase (Decrease) in Shares Outstanding	102,019	48,763

[a] During the period ended August 31, 2004, 67,696 Class B shares representing $942,659 were automatically converted to 66,914 Class A shares and during the period ended August 31, 2003, 19,628 Class B shares representing $249,896 were automatically converted to 19,462 Class A shares.
See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund's financial statements.

		Year Ended August 31,

Class A Shares	2004	2003	2002 [a]	2001	2000

Per Share Data ($):
Net asset value, beginning of period	12.91	12.81	14.49	17.68	15.64
Investment Operations:
Investment income—net [b]	.10	.09	.05	.05	.02
Net realized and unrealized gain
(loss) on investments	1.02	.04	(1.68)	(3.05)	2.05
Total from Investment Operations	1.12	.13	(1.63)	(3.00)	2.07
Distributions:
Dividends from investment income—net	(.08)	(.03)	(.05)	(.02)	(.03)
Dividends from net realized
gain on investments	—	—	—	(.17)	—
Total Distributions	(.08)	(.03)	(.05)	(.19)	(.03)
Net asset value, end of period	13.95	12.91	12.81	14.49	17.68

Total Return (%)	8.67[c]	1.05[c]	(11.29)[c]	(17.10)	13.22

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.35	1.35	1.35	1.35	1.35
Ratio of net investment income
to average net assets	.72	.72	.34	.30	.14
Portfolio Turnover Rate	2.21	.93	9.07	4.07	11.47

Net Assets, end of period ($ x 1,000)	102,518	88,746	47,336	52,688	62,897

[a] The fund changed to a five class fund on April 15, 2002.The existing shares were redesignated Class A shares.
[b] Based on average shares outstanding at each month end.
[c] Exclusive of sales charge.
See notes to financial statements.

16

	Year Ended August 31,

Class B Shares	2004	2003	2002 [a]

Per Share Data ($):
Net asset value, beginning of period	12.77	12.77	14.62
Investment Operations:
Investment (loss)—net [b]	(.00)[c]	(.00)[c]	(.01)
Net realized and unrealized gain
(loss) on investments	1.00	.03	(1.84)
Total from Investment Operations	1.00	.03	(1.85)
Distributions:
Dividends from investment income—net	(.01)	(.03)	—
Net asset value, end of period	13.76	12.77	12.77

Total Return (%) [d]	7.81	.26	(12.65)[e]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.10	2.10	.80[e]
Ratio of net investment
(loss) to average net assets	(.03)	(.03)	(.07)[e]
Portfolio Turnover Rate	2.21	.93	9.07

Net Assets, end of period ($ x 1,000)	50,172	39,290	8,233

[a]	From April 15, 2002 (commencement of initial offering) to August 31, 2002.
[b]	Based on average shares outstanding at each month end.
[c]	Amount represents less than $.01 per share.
[d]	Exclusive of sales charge.
[e]	Not annualized.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)
	Year Ended August 31,

Class C Shares	2004	2003	2002 [a]

Per Share Data ($):
Net asset value, beginning of period	12.77	12.77	14.62
Investment Operations:
Investment (loss)—net [b]	(.00)[c]	(.00)[c]	(.01)
Net realized and unrealized gain
(loss) on investments	1.01	.03	(1.84)
Total from Investment Operations	1.01	.03	(1.85)
Distributions:
Dividends from investment income—net	(.02)	(.03)	—
Net asset value, end of period	13.76	12.77	12.77

Total Return (%) [d]	7.88	.25	(12.65)[e]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.10	2.10	.80[e]
Ratio of net investment
(loss) to average net assets	(.03)	(.03)	(.08)[e]
Portfolio Turnover Rate	2.21	.93	9.07

Net Assets, end of period ($ x 1,000)	73,690	52,613	9,046

[a]	From April 15, 2002 (commencement of initial offering) to August 31, 2002.
[b]	Based on average shares outstanding at each month end.
[c]	Amount represents less than $.01 per share.
[d]	Exclusive of sales charge.
[e]	Not annualized.
See notes to financial statements.

	Year Ended August 31,

Class R Shares	2004	2003	2002 [a]

Per Share Data ($):
Net asset value, beginning of period	12.90	12.81	14.62
Investment Operations:
Investment income—net [b]	.13	.11	.03
Net realized and unrealized gain
(loss) on investments	1.04	.05	(1.84)
Total from Investment Operations	1.17	.16	(1.81)
Distributions:
Dividends from investment income—net	(.10)	(.07)	—
Net asset value, end of period	13.97	12.90	12.81

Total Return (%)	9.13	1.26	(12.38)[c]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.10	1.13	.42[c]
Ratio of net investment income
to average net assets	1.01	.93	.23[c]
Portfolio Turnover Rate	2.21	.93	9.07

Net Assets, end of period ($ x 1,000)	596	1	1

[a]	From April 15, 2002 (commencement of initial offering) to August 31, 2002.
[b]	Based on average shares outstanding at each month end.
[c]	Not annualized.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,

Class T Shares	2004	2003	2002 [a]

Per Share Data ($):
Net asset value, beginning of period	12.84	12.79	14.62
Investment Operations:
Investment income—net [b]	.07	.06	.01
Net realized and unrealized gain
(loss) on investments	1.01	.03	(1.84)
Total from Investment Operations	1.08	.09	(1.83)
Distributions:
Dividends from investment income—net	(.06)	(.04)	—
Net asset value, end of period	13.86	12.84	12.79

Total Return (%) [c]	8.39	.74	(12.52)[d]

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.60	1.60	.61[d]
Ratio of net investment income
to average net assets	.51	.47	.13[d]
Portfolio Turnover Rate	2.21	.93	9.07

Net Assets, end of period ($ x 1,000)	2,527	1,031	403

[a]	From April 15, 2002 (commencement of initial offering) to August 31, 2002.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
[d]	Not annualized.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Core Equity Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering sixteen series, including the fund.The fund's investment objective is to achieve long-term capital appreciation. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon Financial"). Fayez Sarofim & Co. ("Sarofim") serves as the fund's sub-investment adviser.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares.The fund is authorized to issue 100 million shares of $.001 par value Capital Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge. Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

The fund's financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sale price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is avail-able.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR's and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.

Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund may lend securities to qualified institutions. At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as "affiliated" in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code").To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

At August 31, 2004, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $411,515 accumulated capital losses $2,875,438 and unrealized appreciation $16,244,168. In addition, the fund had $2,235,011 of capital losses realized after October 31, 2003, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss is available to be applied against future net securities profits, if any, realized subsequent to August 31, 2004. If not applied, $69,610 of the carryover expires in fiscal 2009, $1,191,615 expires in fiscal 2010, $1,280,759 expires in fiscal 2011 and $333,454 expires in fiscal 2012.

The tax character of distributions paid to shareholders during the fiscal years ended August 31, 2004 and August 31, 2003 were as follows: ordinary income of $674,866 and $249,450.

NOTE 2—Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management Agreement with Dreyfus, Dreyfus provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. Dreyfus also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay Dreyfus a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the fund's average daily net assets. Out of its fee, Dreyfus pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, Dreyfus is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint

Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and are reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to Dreyfus, are in fact paid directly by Dreyfus to the non-interested Directors.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Sarofim, Dreyfus has agreed to pay Sarofim an annual fee of .30 of 1% of the value of the fund's average daily net assets, payable monthly.

During the period ended August 31, 2004, the Distributor retained $78,949 and $1,678 from commissions earned on sales of the fund's Class A and Class T shares, respectively, and $137,815 and $24,794 from contingent deferred sales charges on redemptions of the fund's Class B and Class C shares, respectively.

(b) Distribution and service plan: Under separate Distribution Plans (the "Plans") adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B, Class C and Class T shares pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the "Service Plan"), under which Class B, Class C and Class T shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended August 31, 2004, Class A, Class B, Class C and Class T shares were charged $257,640, $364,991, $518,944 and $3,591, respectively, pursuant to their respective Plans. During the period ended August 31, 2004, Class B, Class C and Class T shares were charged $121,664, $172,981 and $3,591, respectively, pursuant to the Service Plan.

Under their terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $212,020, Rule 12b-1 distribution plan fees $100,210 and shareholder services plan fees $26,536.

(c) During the period ended August 31, 2004, the fund incurred total brokerage commissions of $60,458, of which $225 was paid to Harborside Plus Inc., a wholly-owned subsidiary of Mellon Financial.

(d) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by Dreyfus.

NOTE 3—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2004, amounted to $50,249,154 and $4,727,150, respectively.

At August 31, 2004, the cost of investments for federal income tax purposes was $216,549,627; accordingly, accumulated net unrealized appreciation on investments was $16,244,168, consisting of $22,386,334 gross unrealized appreciation and $6,142,166 gross unrealized depreciation.

NOTE 4—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the Facility during the period ended August 31, 2004 was approximately $35,800, with a related weighted average annualized interest rate of 1.82% .

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial,Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC and the directors of all or substantially all of the Dreyfus funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, and the common law. The complaints alleged, among other things, (i) that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus funds over other funds, (ii) that

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

such payments were not disclosed to investors, (iii) that economies of scale and soft-dollar benefits were not passed on to investors,and (iv) that 12b-1 fees charged to certain funds that were closed to new investors were also improper.The complaints sought compensatory and punitive damages, rescission of the advisory contracts and an accounting and restitution of any unlawful fees, as well as an award of attorneys fees and litigation expenses. On April 22, 2004, the actions were consolidated under the caption In re Dreyfus Mutual Funds Fee Litigation,and a consolidated amended complaint was filed on September 13, 2004.While adding new parties and claims under state and federal law, the allegations in the consolidated amended complaint essentially track the allegations in the prior complaints pertaining to 12b-1 fees, directed brokerage, soft dollars and revenue sharing.Dreyfus and the funds believe the allegations to be totally without merit and intend to defend the action vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus' ability to perform its contracts with the Dreyfus funds.

NOTE 6—Subsequent Event:

On April 22, 2004, the fund's Board of Directors approved an Agreement and Plan of Reorganization, subject to the approval of shareholders on or about November 1, 2004, under which all of the fund's assets will be transferred in a tax-free reorganization to Dreyfus Premier Tax Managed Growth Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors and Shareholders The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Core Equity Fund (the "Fund") of The Dreyfus/Laurel Funds,Inc.,including the statement of investments,as of August 31,2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods presented herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2004, by correspondence with the custodian.As to securities sold but not yet delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Core Equity Fund of The Dreyfus/Laurel Funds, Inc. as of August 31, 2004 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented herein,in conformity with U.S.generally accepted accounting principles.

New York, New York October 11, 2004

The Fund 29

IMPORTANT TAX INFORMATION (Unaudited)

The fund designates 100% of the ordinary dividends paid during the fiscal year ended August 31, 2004 as qualifying dividends, subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003, and also designates 100% of the ordinary dividends paid as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2005 of the percentage applicable to the preparation of their 2004 income tax returns.

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
No. of Portfolios for which Board Member Serves: 186
———————
James Fitzgibbons (69)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Chairman of the Board, Davidson Cotton Company (1998-2002)
No. of Portfolios for which Board Member Serves: 23
———————
J. Tomlinson Fort (76)
Board Member (1987)
Principal Occupation During Past 5 Years:
• Retired; Of Counsel, Reed Smith LLP (1998-2003)
Other Board Memberships and Affiliations:
• Allegheny College,Trustee
• Pittsburgh Ballet Theatre,Trustee
• American College of Trial Lawyers, Fellow
No. of Portfolios for which Board Member Serves: 23
———————
Kenneth A. Himmel (58)
Board Member (1994)
Principal Occupation During Past 5 Years:
• President and CEO, Related Urban Development, a real estate development company
(1996-present)
• President and CEO, Himmel & Company, a real estate development company (1980-present)
• CEO, American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 23

The Fund 31

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Stephen J. Lockwood (57)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Chairman of the Board, Stephen J. Lockwood and Company LLC, an investment company
(2000-present)
• Chairman of the Board and CEO, LDG Reinsurance Corporation (1977-2000)
Other Board Memberships and Affiliations:
• BDML Holdings, an insurance company, Chairman of the Board
• Affiliated Managers Group, an investment management company, Director
No. of Portfolios for which Board Member Serves: 23
———————
Roslyn Watson (54)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
Other Board Memberships and Affiliations:
• American Express Centurion Bank, Director
• The Hyams Foundation Inc., a Massachusetts Charitable Foundation,Trustee
• National Osteoporosis Foundation,Trustee
No. of Portfolios for which Board Member Serves: 23
———————
Benaree Pratt Wiley (58)
Board Member (1998)
Principal Occupation During Past 5 Years:
• President and CEO,The Partnership, an organization dedicated to increasing the representa-
tion of African Americans in positions of leadership, influence and decision-making in Boston,
MA (1991-present)
Other Board Memberships and Affiliations:
• Boston College, Associate Trustee
• The Greater Boston Chamber of Commerce, Director
• Mass. Development, Director
• Commonwealth Institute, Director
• Efficacy Institute, Director
• PepsiCo African-America, Advisory Board
No. of Portfolios for which Board Member Serves: 23
———————
Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o
The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board
Members is available in the fund's Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.
Ruth Marie Adams, Emeritus Board Member
Francis P. Brennan, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of Dreyfus, and an officer of 97 investment companies (comprised of 190 portfolios) managed by Dreyfus. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 59 years old and has been an employee of Dreyfus since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a Director of Dreyfus, and an officer of 97 investment companies (comprised of 190 portfolios) managed by Dreyfus. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of Dreyfus. He is 50 years old and has been an employee of Dreyfus since January 2000. Prior to joining Dreyfus, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of Dreyfus, and an officer of 98 investment companies (comprised of 206 portfolios) managed by Dreyfus. He is 58 years old and has been an employee of Dreyfus since June 1977.

STEVEN F. NEWMAN, Secretary since March 2000.

Associate General Counsel and Assistant Secretary of Dreyfus, and an officer of 98 investment companies (comprised of 206 portfolios) managed by Dreyfus. He is 55 years old and has been an employee of Dreyfus since July 1980.

MICHAEL A. ROSENBERG, Assistant Secretary since March 2000.

Associate General Counsel of Dreyfus, and an officer of 95 investment companies (comprised of 199 portfolios) managed by Dreyfus. He is 44 years old and has been an employee of Dreyfus since October 1991.

JEFF PRUSNOFSKY, Assistant Secretary since March 2000.

Associate General Counsel of Dreyfus, and an officer of 26 investment companies (comprised of 87 portfolios) managed by Dreyfus. He is 39 years old and has been an employee of Dreyfus since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of Dreyfus, and an officer of 98 investment companies (comprised of 206 portfolios) managed by Dreyfus. He is 45 years old and has been an employee of Dreyfus since April 1985.

RICHARD CASSARO, Assistant Treasurer since August 2003.

Senior Accounting Manager – Equity Funds of Dreyfus, and an officer of 26 investment companies (comprised of 101 portfolios) managed by Dreyfus. He is 44 years old and has been an employee of Dreyfus since September 1982.

ERIK D. NAVILOFF, Assistant Treasurer since December 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of Dreyfus, and an officer of 19 investment companies (comprised of 74 portfolios) managed by Dreyfus. He is 36 years old and has been an employee of Dreyfus since November 1992.

The Fund 33

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT S. ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager – Money Market Funds of Dreyfus, and an officer of 39 investment companies (comprised of 85 portfolios) managed by Dreyfus. He is 40 years old and has been an employee of Dreyfus since October 1988.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of Dreyfus, and an officer of 27 investment companies (comprised of 106 portfolios) managed by Dreyfus. He is 37 years old and has been an employee of Dreyfus since November 1990.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001.

Mutual Funds Tax Director of Dreyfus, and an officer of 98 investment companies (comprised of 206 portfolios) managed by Dreyfus. He is 50 years old and has been an employee of Dreyfus since June 1993.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 93 investment companies (comprised of 201 portfolios) managed by Dreyfus. He is 33 years old and has been an employee of the Distributor since October 1998.

NOTES

For More	Information

Dreyfus Premier	Custodian
Core Equity Fund	Mellon Bank, N.A.
200 Park Avenue	One Mellon Bank Center
New York, NY 10166	Pittsburgh, PA 15258
Investment Adviser	Transfer Agent &
The Dreyfus Corporation	Dividend Disbursing Agent
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
Sub-Investment Adviser	New York, NY 10166
Fayez Sarofim & Co.	Distributor
Two Houston Center,	Dreyfus Service Corporation
Suite 2907	200 Park Avenue
Houston,TX 77010	New York, NY 10166

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2004, is available through the fund's website at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Beginning with the fund's fiscal quarter ending November 30, 2004, the fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q will be available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

© 2004 Dreyfus Service Corporation 0047AR0804

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $28,625 in 2003 and $29,100 in 2004.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,250 in 2003 and $1,583 in 2004. These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2003 and $0 in 2004.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $3,600 in 2003 and $3,389 in 2004. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2003 and $0 in 2004.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2003 and $0 in 2004. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) and (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2003 and $0 in 2004.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $1,197,123 in 2003 and $2,776,719 in 2004.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable. [CLOSED-END FUNDS ONLY]

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable. [CLOSED-END FUNDS ONLY]

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable. [CLOSED-END FUNDS ONLY]

Item 9. Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor West, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 10. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus/Laurel Funds, Inc. – Dreyfus Premier Core Equity Fund

By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	October 28, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	October 28, 2004

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	October 28, 2004

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)